UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV		89074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (702) 990-3355

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

On July 8, 2008, New York Governor David Paterson signed the budgetary legislation discussed in the Current Report on Form 8-K that Empire Resorts, Inc. filed with the Securities and Exchange Commission on June 25, 2008, as amended on June 27, 2008 and is incorporated herein by reference.  On July 8, 2008, the Company issued a press release with respect to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release dated July 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: July 8, 2008	By:	/s/ Ronald J. Radcliffe
Name: Ronald J. Radcliffe
Title: Chief Financial Officer